UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

HUMBL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31267	27-1296318
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 W. Broadway
Suite 1450
San Diego, CA	92101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 738-9012

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HMBL	OTC Pink

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

Effective May 8, 2024, HUMBL, Inc. (the “Company”) dismissed BF Borgers CPA PC (“BF Borgers”) as its independent registered public accounting firm and on May 9, 2024, engaged Fruci & Associates II, PLLC (“Fruci”), which action was approved by the Company’s Board of Directors.

BF Borgers was engaged by the Company in 2021. From the date of BF Borgers’ engagement through the date of its dismissal, (i) the Company had no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BF Borgers, would have caused BF Borgers to make reference to the subject matter of the disagreements in connection with its report on the Company’s consolidated financial statements for such years or any subsequent interim period through the date of dismissal, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of the new engagement, the Company did not consult with Fruci regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Fruci in either case where written or oral advice provided by Fruci would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement or a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

The audit reports of BF Borgers on the financial statements of the Company as of and for the years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that BF Borgers’ reports for the fiscal years ended December 31, 2023 and 2022 did contain an explanatory paragraph regarding their substantial doubt as to our ability to continue as a going concern, and the lack of any adjustments to the financial statements that might result from that circumstance..

The U.S. Securities and Exchange Commission (the “SEC”) has advised that, in lieu of obtaining a letter from BF Borgers stating whether or not it agrees with the statements herein, the Company may indicate that BF Borgers is not currently permitted to appear or practice before the SEC for reasons described in the SEC’s Order Instituting Public Administrative and Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933, Sections 4C and 21C of the Securities Exchange Act of 1934 and Rule 102(e) of the Commission’s Rules of Practice, Making Findings, and Imposing Remedial Sanctions and a Cease-and-Desist Order, dated May 3, 2024.

Item 9.01 Financial Statements and Exhibits.

Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 10, 2024	HUMBL, Inc.

	By:	/s/ Brian Foote
Brian Foote
President and CEO